Supplement Dated February 4, 2015

To the

Prospectus Dated May 1, 2014

For the

Farmers LifeAccumulator Variable Universal Life

Issued through

Farmers Variable Life Separate Account A

Offered by

Farmers New World Life Insurance Company

This Supplement updates certain information in your variable life insurance policy Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

Portfolio Objective Change

Effective February 2, 2015, the Equity Income Account of Principal Variable Contracts Funds, Inc. changed its objective to read as follow:

Objective:	The Account seeks to provide current income and long-term growth of income and capital.

Prior to this change, the Equity Income Account sought to provide a relatively high level of current income and long-term growth of income and capital.

As a result of this change, the words “a relatively high level of” are deleted from the Investment Objective of the Portfolio entitled PVC Equity Income Account (Class 2 Shares) appearing on page 15 of the Prospectus.

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